UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2018

Mercedes-Benz Auto Receivables Trust 2018-1
(Exact name of Issuing Entity as specified in its charter)
Central Index Key Number of Issuing Entity: 0001733358

Daimler Retail Receivables LLC
(Exact name of Depositor as specified in its charter)
Central Index Key Number of Depositor: 0001463814

Mercedes-Benz Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)
Central Index Key Number of Sponsor:  0001540252

State of Delaware	333-212311-02	20-8741581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 991-6632

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the $1,384,950,000 Asset Backed Notes issued on July 25, 2018, Mercedes-Benz Auto Receivables Trust 2018-1 (the “Issuer”) and/or Daimler Retail Receivables LLC (“Daimler Retail Receivables”) entered into at closing the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1	Indenture, dated as of July 1, 2018, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of July 1, 2018, between Daimler Retail Receivables and Wilmington Trust, National Association, as owner trustee.

10.1
Sale and Servicing Agreement, dated as of July 1, 2018, among the Issuer, Daimler Retail Receivables and MBFS USA, as seller (in such capacity, the “Seller”) and servicer (in such capacity, the “Servicer”).

10.2	Administration Agreement, dated as of July 1, 2018, among the Issuer, MBFS USA, as administrator (the “Administrator”), Daimler Retail Receivables and the Indenture Trustee.

10.3	Receivables Purchase Agreement, dated as of July 1, 2018, between the Seller and Daimler Retail Receivables, as purchaser.

10.4	Asset Representations Review Agreement, dated as of July 1, 2018, among the Issuer, the Administrator, the Servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER RETAIL RECEIVABLES LLC, as Depositor

By:	/s/ Steven C. Poling
Steven C. Poling
Assistant Secretary

Date: July 25, 2018

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of July 1, 2018, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of July 1, 2018, between Daimler Retail Receivables and Wilmington Trust, National Association, as owner trustee.

10.1
Sale and Servicing Agreement, dated as of July 1, 2018, among the Issuer, Daimler Retail Receivables and MBFS USA, as seller (in such capacity, the “Seller”) and servicer (in such capacity, the “Servicer”).

10.2	Administration Agreement, dated as of July 1, 2018, among the Issuer, MBFS USA, as administrator (the “Administrator”), Daimler Retail Receivables and the Indenture Trustee.

10.3	Receivables Purchase Agreement, dated as of July 1, 2018, between the Seller and Daimler Retail Receivables, as purchaser.

10.4	Asset Representations Review Agreement, dated as of July 1, 2018, among the Issuer, the Administrator, the Servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.